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                                                                  EXHIBIT 23(b)






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




          We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 and S-8 of Barnett Banks, Inc., of our report dated January 14, 1993, appearing in this Form 10-K.




          PRICE WATERHOUSE LLP
          Orlando, Florida
          February 3, 1995